Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
The undersigned officers of American Realty Investors, Inc., a Nevada corporation (the “Company”) hereby certifies that:
(i)The Company’s Quarterly Report on Form 10-Q for the three months ended September 30, 2024 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and
(ii)The information contained in the Company’s Quarterly Report on Form 10-Q for the three months ended September 30, 2024 fairly presents in all material respects, the financial condition and results of operations of the Company, at and for the period indicated.

Dated: November 7, 2024	By:	/s/ ERIK L. JOHNSON
Erik L. Johnson
President and Chief Executive Officer

/s/ ALLA DZYUBA
Alla Dzyuba
Vice President and Chief Accounting Officer